UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2011

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN  56071
(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 10, 2011, Electromed, Inc. (the “Company”) issued a press release announcing its financial results for the three and six-month periods ended December 31, 2010.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The Company will conduct a conference call to discuss its financial results for the second quarter and first six months of fiscal 2011 at 8:30 a.m. central time on February 10, 2011.

Item 9.01	Financial Statements and Exhibits

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Shell company transactions: None.

	(d)	Exhibits:

99.1 Press release dated February 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.
Date: February 10, 2011	By /s/ Terry M. Belford
	Name:	Terry M. Belford
	Title:	Chief Financial Officer